UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 10, 2011

NORDSTROM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	001-15059	91-0515058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1617 SIXTH AVENUE, SEATTLE, WASHINGTON	98101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 628-2111

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On November 10, 2011, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter and nine months ended October 29, 2011, its financial position as of October 29, 2011, and its cash flows for the nine months ended October 29, 2011. A copy of this earnings release is attached as Exhibit 99.1.

ITEM 7.01 Regulation FD Disclosure

On November 10, 2011, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter and nine months ended October 29, 2011, its financial position as of October 29, 2011, and its cash flows for the nine months ended October 29, 2011. A copy of this earnings release is attached as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

99.1	Nordstrom earnings release dated November 10, 2011 relating to the Company’s results of operations for the quarter and nine months ended October 29, 2011, its financial position as of October 29, 2011, and its cash flows for the nine months ended October 29, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.

By:	/s/ Robert B. Sari
Robert B. Sari
Executive Vice President, General Counsel and Corporate Secretary

Dated: November 10, 2011

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Nordstrom earnings release dated November 10, 2011 relating to the Company’s results of operations for the quarter and nine months ended October 29, 2011, its financial position as of October 29, 2011, and its cash flows for the nine months ended October 29, 2011.